                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

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    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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

                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 26, 2002

                               ----------------

TO THE STOCKHOLDERS OF

    PLYMOUTH RUBBER COMPANY, INC.:

    The 2002 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, on April 26, 2002 at 9:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of three directors, to serve for a term of three years;

    2.  Approval of the adoption of 2002 Stock Incentive Plan;

    3. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's auditors for the fiscal year ending November 29, 2002;

    4. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on March 4, 2002 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended November 30, 2001 is included herewith.

                                       By Order of the Board of Directors
                                             DAVID M. KOZOL, Clerk

Canton, Massachusetts
March 29, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                          PLYMOUTH RUBBER COMPANY, INC.
                                104 REVERE STREET

                           CANTON, MASSACHUSETTS 02021

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                             SOLICITATION OF PROXIES

    This Proxy Statement, which is first being mailed to stockholders on or about March 29, 2002, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 26, 2002. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, in favor of the approval of the 2002 Stock Incentive Plan, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending November 29, 2002.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on March 4, 2002. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting. In addition to the foregoing voting securities, on March 4, 2002, the Company had outstanding 1,248,390 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on March 4, 2002, Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy owned or controlled through a voting trust an aggregate of 373,052 shares of the Company's Class B Stock, constituting approximately 29.9% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 70,914 and 1,550 shares, respectively, and the Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 62,219 shares of the Company's Class B Stock, constituting approximately 5.0% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
    The following table sets forth, as of March 4, 2002, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Stock, the Company's sole class of voting securities:

          NAME AND ADDRESS                     NO. OF SHARES        PERCENT
         OF BENEFICIAL OWNER                 BENEFICIALLY OWNED    OF CLASS
         -------------------                 ------------------    --------
MAURICE J. HAMILBURG                             470,812(1)          58.1%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                              464,991(1)          57.4%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                                      432,170(1)(2)       53.3%
1660 West Street
Mansfield, Massachusetts 02048

DR. IDO E. COLANTUONI                             64,700(3)           8.0%
P.O. Box 28231
Washington, D.C. 20038

(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings. The shares shown as beneficially owned by each of Maurice J. Hamilburg, Joseph
    D. Hamilburg and Jane H. Guy are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13D dated May 8, 1997.

                                PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than five (5) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed nine (9) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, three (3) will be elected at the meeting to replace the three (3) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A Stock proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years, and until his or her successor is elected and qualifies. Proxies cannot be voted for more than three directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEES FOR ELECTION AS DIRECTORS AND CONTINUING DIRECTORS Information
    concerning the nominees for election as director for a term to expire in 2005:

                                                            SERVED AS   PRESENT
                                                            DIRECTOR     TERM
        NAME                PRINCIPAL OCCUPATION     AGE      SINCE     EXPIRES
        ---                 --------------------     ----   --------    -------

JANE H. GUY(1)            President and Treasurer     50      1989       2002
                            of Alladan Kennels, Inc.

MELVIN L. KEATING(2)      President of Kadeca         55      1989       2002
                             Consulting Corporation

JAMES M. OATES(3)         Managing Director of The    55      1996       2002
                            Wydown Group and Chairman
                            of IBEX Capital Markets
                            Inc.

    Information concerning other directors who will continue in office after the meeting:

MAURICE J. HAMILBURG(1)    President and Co-Chief      55     1974       2003
                             Executive Officer of the
                             Company

DUANE E. WHEELER(3)        Retired Vice President --   69     1996       2003
                             Finance and Treasurer of
                             the Company

SUMNER KAUFMAN(2)          President of Kaufman and    67     1999       2003
                             Company

EDWARD H. PENDERGAST(2)    President of Pendergast     68     1998       2004
                             and Company

JOSEPH D. HAMILBURG(1)     Chairman and Co-Chief       53     1974       2004
                             Executive Officer of the
                             Company

C. GERALD GOLDSMITH(3)     Independent Investor and    73     1998       2004
                             Financial Consultant

    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Since 1997, Melvin L. Keating has served as President of Kadeca Consulting Corporation. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994 - 1995, Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Joseph D. Hamilburg, a graduate of Harvard College, has been Chairman and Co-Chief Executive Officer of the Company since April, 1998. From October, 1988 to April, 1998, Mr. Hamilburg served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity, served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than ten (10) years.

    James M. Oates is presently Managing Director of The Wydown Group and Chairman of IBEX Capital Markets, Inc. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp, Inc. and Neworld Bank from 1984-1994. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. Mr. Oates is the Chairman of the Board of Directors of Emerson Investment Management, Inc. He also is a director of Phoenix Funds, Investors Bank & Trust, Investor Financial Services Corp., Stifel Financial, Connecticut River Bancorp and the Connecticut River Bank.

    Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980, he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

    Edward H. Pendergast has served as President of Pendergast and Company, a corporate financial consulting firm, since 1989. Prior to that he served as Chairman and CEO of Kennedy & Lehan, P.C., a CPA consulting firm. Mr. Pendergast is Chair of the Board of Directors of PLC Systems, Inc. and is a director of several private companies. He is a graduate of Bentley College (B.A. and M.S.). Mr. Pendergast is a CPA and holds business valuation credentials as a Certified Valuation Analyst (CVA) and Accredited Business Valuator (ABV).

    C. Gerald Goldsmith has been an independent investor and financial consultant since 1976. Mr. Goldsmith is the Chairman of the Board of Directors of American Banknote Corp. He also serves as a member of the board of directors of Palm Beach National Bank & Trust Co. and Innkeepers USA Trust. Mr. Goldsmith holds an A.B. degree from the University of Michigan and an M.B.A. from the Harvard Graduate School of Business Administration.

    Sumner Kaufman is currently President of Kaufman & Company, a private investment banking firm located in Boston, MA. Mr. Kaufman previously has been associated with Kidder, Peabody & Company and Ira Haupt & Co., both of New York. He also has held the position of Partner and Manager of the Boston Corporate Finance Department of White, Weld & Co., Inc. Mr. Kaufman currently serves as a Director of Camp Dresser & McKee, Inc. and Leasing Technologies International, Inc. Additionally, Mr. Kaufman is a member of the Advisory Board of the Venture Capital Fund of New England and is Chairman of the Advisory Board's Finance Committee for Radio Station WBUR. He is a 1956 graduate of Harvard College.
------------
(1) Member of Executive Committee.
(2) Member of Audit Committee.
(3) Member of Compensation Committee.

              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION The Company's Board
    of Directors has among its separate committees, a Compensation Committee, which is comprised of three Directors: Mr. James M. Oates (the Chair of the Committee), Mr. C. Gerald Goldsmith, and Mr. Sumner Kaufman, all of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee, which is comprised of three Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including base salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and
(vi) generally, all matters relating to officer and other key employee compensation.

    Among the Committee's objectives is establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total of salary, stock options, and bonus. The Committee uses its discretion, experience and business judgment in setting executive compensation.

    Each of the Co-CEOs' compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus and/or a stock option grant. In establishing the Co-CEOs' compensation, the Committee uses its discretion and experience, evaluates and weighs various factors, and arrives at its decision using its best judgment. The Committee establishes the Co-CEOs' compensation after taking into account the Company's performance, each of the Co-CEOs' performance, and the relationship of the Co-CEOs' compensation to that of the other key executives.

    Toward the end of the first quarter of fiscal 2001, the Co-CEOs presented to the Compensation Committee a proposal calling for temporary salary reductions for all salaried employees, as part of a program intended to cut expenses in the midst of the general economic downturn. Under this program, beginning in April 2001, the Co-CEOs reduced their salaries by 15%, while other employees received pay cuts of 5%, 7.5% or 10%, depending on their level of compensation. While the salary reductions for all other employees were ended on or about 9/1/01 or 2/1/02, the Co-CEOs have kept their reductions in effect. The Co-CEOs also requested that neither of them receive any bonus for fiscal 2001. The Committee, which evaluates the award of any bonus to each of the Co-CEO's using its discretion and business judgement, acquiesced in this request, and thus for fiscal 2001, no bonus was awarded to either of the Co-CEOs.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary, and the Committee considers such factors as the recommendations of the Co-CEOs, the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. For fiscal 2001, no bonus was awarded to any of the Executive Officers.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to a bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. In addition to the factors described above, the Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, an aggregate of 159,500 Incentive Stock Options were awarded to employees in fiscal 2001.

    The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

    In the Committee's opinion, the Company's executives are appropriately com-pensated.
                                Respectfully Submitted,
                                Compensation Committee

                                By JAMES M. OATES, Chair
                                   C. GERALD GOLDSMITH
                                   DUANE E. WHEELER

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to each of the Company's Co-Chief Executive Officers and the three most highly compensated executive officers for the most recent three fiscal years.

                                                                            SUMMARY COMPENSATION TABLE
                                               ------------------------------------------------------------------------------------
                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                                        ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                               --------------------------------------  ----------------------  --------
                                                                                           (# OF SHARES)
                                                                              OTHER    ---------------------
                                                                              ANNUAL   RESTRICTED                        ALL OTHER
                               PRINCIPAL                                     COMPEN-      STOCK     OPTIONS/     LTIP     COMPEN-
          NAME                 POSITION         YEAR   SALARY $    BONUS $   SATION $    AWARDS       SARS     PAYOUTS     SATION
          ----                 --------         ----   --------    -------   --------  ----------   --------   -------   ----------
M. J. Hamilburg           President and
                            Co-Chief            2001    251,628      --       3,786        --          --         --         --
                            Executive           2000    275,004      --       3,219        --          --         --         --
                            Officer             1999    250,004    65,000     2,951        --          --         --         --

J. D. Hamilburg           Chairman and
                            Co-Chief            2001    251,628      --       2,382        --          --         --         --
                            Executive           2000    275,004      --       2,023        --          --         --         --
                            Officer             1999    275,004    65,000       830        --          --         --         --

A. I. Eisenberg           Vice President        2001    161,753      --         --         --          --         --         --
                            Sales and           2000    182,470      --         --         --          --         --         --
                            Marketing           1999    174,882    20,250       --         --          --         --         --

S. S. Leppo               Vice President        2001    152,550      --         --         --          --         --         --
                            Research and        2000    163,250      --         --         --          --         --         --
                            Development         1999    155,750    19,500       --         --          --         --         --

J. Berns                  Vice President        2001    123,655      --         --         --          --         --         --
                            Finance and         2000    128,000      --         --         --          --         --         --
                            Treasurer           1999    123,332    15,250       --         --          --         --         --

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $961 and $2,825 in 2001, $773 and $2,446 in 2000, and $830 and $2,121 in 1999, respectively, for Mr. Maurice J. Hamilburg. In addition, other annual compensation includes the interest on a loan from the Company and life insurance premiums of $961 and $1,421 in 2001, $773 and $1,250 in 2000, and $830 in 1999, respectively, for Mr. Joseph D. Hamilburg.

    Stock Options. The first table sets forth the details of options granted to individuals listed in the Summary Table during the fiscal year 2001. The second table shows the value of unexercised options.

                                                OPTION/SAR GRANT TABLE
                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
                     ----------------------------------------------------------------------
                                    INDIVIDUAL GRANTS
                     ---------------------------------------------------
                                                                             POTENTIAL
                                                                         REALIZABLE VALUE
                                % OF TOTAL                                   AT ASSUMED
                                 OPTIONS/                                  ANNUAL RATE OF
                                   SARS                                      STOCK PRICE
                      OPTIONS/  GRANTED TO    EXERCISE                     APPRECIATION FOR
                        SARS     EMPLOYEE     OR BASE                         OPTION TERM
                      GRANTED    IN FISCAL     PRICE                        ---------------
        NAME            (#)         YEAR       ($/SH)    EXPIRATION DATE      5%($)   10%($)
--------------------------------------------------------------------------------------------
Maurice J. Hamilburg   15,000       9.4         1.38     April 20, 2006      3,300    9,600
Joseph D. Hamilburg..  15,000       9.4         1.38     April 20, 2006      3,300    9,600
Alan I. Eisenberg ...   7,500       4.7         1.25     April 20, 2011      5,925   15,000
Sheldon S. Leppo ....   7,500       4.7         1.25     April 20, 2011      5,925   15,000
Joseph J. Berns .....   6,000       3.8         1.25     April 20, 2011      4,740   12,000

    Options were granted under the 1995 Plymouth Rubber Company, Inc. Employee Incentive Stock Option Plan described on page 16 of the Proxy Statement.

                OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR
                                      VALUE
-------------------------------------------------------------------------------
                                                                     VALUE OF
                                                      NUMBER OF     UNEXERCISED
                                                     UNEXERCISED   IN-THE-MONEY
                             SHARES                 OPTIONS/SARS   OPTIONS/SARS
                            ACQUIRED                AT FY-END (#)  AT FY-END ($)
                          ON EXERCISE      VALUE    EXERCISABLE/   EXERCISABLE/
    NAME                       (#)     REALIZED ($) UNEXERCISABLE  UNEXERCISABLE
    ----                  -----------  ------------ -------------  -------------

Maurice J. Hamilburg .....     --           --           --             --
                               --           --         72,750           --

Joseph D. Hamilburg ......     --           --         30,000           --
                               --           --         25,000           --

Alan I. Eisenberg ........     --           --         20,550           --
                               --           --         30,600           --

Sheldon S. Leppo .........     --           --         20,550           --
                               --           --         24,825           --

Joseph J. Berns ..........     --           --         15,000           --
                               --           --          6,000           --

    The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock at November 30, 2001, ($1.00) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                       AND THE AMEX MARKET VALUE INDEX

            Plymouth        Plymouth                    Amex Market
             Class A        Class B        S&P 500      Value Index
--------------------------------------------------------------------------------
11/96       $100.00        $100.00        $100.00         $100.00
11/97         69.17          53.97         128.51          118.69
11/98         78.20          81.75         158.92          125.10
11/99        100.75          85.71         192.13          160.49
11/00         71.43          38.10         184.02          157.87
11/01         14.14          12.70         161.53          143.31

* $100 INVESTED ON 11/30/96 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING NOVEMBER 30.

Note to Graph Above: Assumes $100 invested on November 30, 1996 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996, the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of November 30, 2001 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

                                                        ESTIMATED ANNUAL
NAME                                                BENEFITS UPON RETIREMENT (1)
----                                                ----------------------------
MAURICE J. HAMILBURG ..............................          $ 3,750

ALAN I. EISENBERG .................................            1,500

SHELDON S. LEPPO ..................................            5,850

7 Executive Officers as a Group ...................           14,850

------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended November 30, 2001, Ms. Guy was paid $51,700 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 2001, the Board of Directors held seven meetings. All directors were paid $750 for each meeting attended, or $375 for each meeting attended by teleconference. This same rate of compensation was paid for attendance at Board Committee meetings. In addition, the Company's non-employee directors received an annual fee of $8,000. As part of the Company's efforts to conserve cash during 2001, three non-employee directors agreed to accept shares of Class B Common Stock, held in treasury, instead of cash. On October 30, 2001, each of Messrs. Keating, Pendergast and Oates was issued 7,362 shares of Class B Common Stock, based on the average three prior trading days' prices reported on the American Stock Exchange, Inc. of $1.0867. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Executive Committee held no meetings in fiscal 2001. The Compensation Committee, the role of which is described in its report contained elsewhere in this proxy statement, held one meeting during the past year attended by all members. The Audit Committee, the role of which is described in its report contained elsewhere in this proxy statement, held two meetings during the past year attended by all members. Each director attended in person or by teleconference at least 75% of the Board of Directors and respective committee meetings. At the organizational meeting of the Board of Directors held following the Annual Meeting of Stockholders on April 20, 2001, Mr. Wheeler was appointed to the Compensation Committee and Mr. Kaufman was appointed to the Audit Committee. The information above with respect to attendance at Committee Meetings reflects the attendance of the members at the time of each meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of materials submitted to the Company, the Company believes that during the past fiscal year no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act, except that each of Messrs. Keating, Pendergast and Oates filed late a Form 5 reflecting the acquisition in October, 2001, of 7,362 shares of Class B Common Stock in lieu of the $8,000 annual director fee.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                              SHARES
                                                           BENEFICIALLY
                                                             OWNED ON          PERCENT OF       NATURE OF
              NAME                   TITLE OF CLASS           3/4/02             CLASS          OWNERSHIP
              ----                   --------------           ------             -----          ---------
JANE H. GUY                        Class A Common          432,170(1)(2)             53.3%       Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          373,169(1)(3)             29.9%      Indirect

JOSEPH D. HAMILBURG                Class A Common          464,991(2)                57.4%       Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          474,321(3)                38.0%       Direct
                                                                                                    &
                                                                                                Indirect

MAURICE J. HAMILBURG               Class A Common          470,812(2)(4)(5)          58.1%       Direct
                                                                                                    &
                                                                                                Indirect
                                   Class B Common          506,478(3)(4)(5)          40.6%       Direct
                                                                                                    &
                                                                                                Indirect

C. GERALD GOLDSMITH                Class B Common               --                 --

SUMNER KAUFMAN                     Class B Common               --                 --            Direct

MELVIN L. KEATING                  Class B Common            7,562                 --            Direct

JAMES M. OATES                     Class B Common           20,362                 --            Direct

EDWARD H. PENDERGAST               Class B Common            7,362                 --            Direct

DUANE E. WHEELER                   Class B Common           18,069                 --            Direct

15 Officers and Directors          Class A Common          472,707(6)                58.3%       Direct
  as a Group                                                                                        &
                                                                                                Indirect
                                   Class B Common          713,457(7)                57.2%       Direct
                                                                                                    &
                                                                                                Indirect

------------
(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D.
    Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto. 1,365 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly;
    1,315 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding
    Class A Common Stock represented thereby are broken down as follows:

         (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

        (ii) 5,700 shares (.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

       (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and
             Maurice J. Hamilburg are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and Maurice
             J. Hamilburg are life income beneficiaries;

        (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J.
             Hamilburg are Trustees for the benefit of Jane H. Guy;

         (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J.
             Hamilburg, and Joel A. Kozol, are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and
             Maurice J. Hamilburg are beneficiaries;

        (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and
             Maurice Hamilburg are Trustees;

       (vii) 5,721 shares (.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

      (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

        (ix) 25,007 shares (3.1%) beneficially owned by Maurice J. Hamilburg;

         (x) 25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

        (xi) 18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of
    Joseph D. Hamilburg and Maurice J. Hamilburg 19,971 shares (2.5%) not covered by the Voting Trust are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and
    Maurice J. Hamilburg are Trustees; and 12,000 shares (1.5%) are owned by the aforementioned Joseph M.
    Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D.
    Hamilburg, Maurice J. Hamilburg and Jane H. Guy are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 1,550 of the shares shown as owned by Joseph D. Hamilburg; 37,500 of the shares shown as owned by Joseph D.
    Hamilburg are not actually owned but are subject to presently exercisable options to purchase same;
    and 63,514 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; 7,500 of the shares shown as owned by Maurice J. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 373,052 (29.9%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

         (i) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

        (ii) 10,060 shares (.8%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

       (iii) 220,794 shares (17.7%) beneficially owned by a trust of which Jane H. Guy, Joseph D.
             Hamilburg and Maurice J. Hamilburg are life income beneficiaries;

        (iv) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice
             J. Hamilburg are Trustees for the benefit of Jane H. Guy;

         (v) 659 shares (.1%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph D.
             Hamilburg and Maurice J. Hamilburg are Trustees;

        (vi) 21,247 shares (1.7%) beneficially owned by a trust of which Jane H. Guy is the beneficiary;

       (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of the late Phyllis B.
             Hamilburg, of which 11,252 shares are held by two children of Maurice J. Hamilburg, as to which he disclaims beneficial ownership, and 12,258 shares are held by Jane H. Guy as custodian for three of her children, as to which she disclaims any beneficial ownership.

      (viii) 26,863 shares (2.2%) beneficially owned by Maurice J. Hamilburg;

        (ix) 33,499 shares (2.7%) beneficially owned by Joseph D. Hamilburg;

         (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;

        (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

       (xii) 10,646 shares (.9%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J.
             Hamilburg and Joel A. Kozol are Trustees and of which Jane H. Guy, Joseph D. Hamilburg and
             Maurice J. Hamilburg are beneficiaries.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of
Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 17,799 shares
(1.4%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 44,420 shares (3.6%) are owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr.
    Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr.
    Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M.
    Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Jane H. Guy
    have advised that they intend to vote the shares with respect to which they possess voting power
    (470,812 shares-58.1%) in favor of the nominees for directors, in favor of approval of the 2002 Stock
    Incentive Plan, and in favor of PricewaterhouseCoopers LLP as auditors. Accordingly, passage of these proposals, respectively, is assured.

(7) Includes an aggregate of 190,650 shares not actually owned, but subject to presently exercisable options for the purchase of said number of shares.

STOCK OPTIONS
    The Company has in effect four stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of November 30, 2001.

    The second such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described hereinbelow) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 98,175 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. As of November 30, 2001 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 65,195 options have been exercised and 88,401 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

    The third such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Employee Plan options for the purchase of up to an aggregate of 300,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one- quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. During fiscal 2001 159,500 options were granted. As of November 30, 2001 options for the purchase of a total of 324,858 shares under the 1995 Employee Plan have been granted, with exercise prices that range from $1.25 to $7.49, and 45,100 options were cancelled, and 192,758 options were exercisable.

    The fourth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 210,000 shares (subject to adjustment as described below), of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the Option Committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one- third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 2001, no options were granted to non-employee Directors, (as adjusted pursuant to the provisions of the 1995 Director Plan following the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively). As of November 30, 2001, options for the purchase of a total of 200 shares had been exercised, and 138,400 options were surrendered and a total of 17,325 shares, (adjusted for the 10% and 5% stock dividends) with exercise price of $6.75, were exercisable.

THE AUDIT COMMITTEE REPORT

    The Company's Board of Directors has among its separate committees, an Audit Committee, which is comprised of three Directors: Mr. Melvin L. Keating (the Chair of the Committee), Mr. Sumner Kaufman, and Mr. Edward H. Pendergast, CPA, all of whom are non-employee Directors. Each member of the Audit committee complies with the American Stock Exchange financial literacy requirements.

    The Audit Committee operates under a written charter adopted by the Board of Directors, setting forth the Audit Committee's responsibilities and authority. The Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management and PricewaterhouseCoopers LLP (the Company's independent accountants), and has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as currently in effect, and the Audit Committee has discussed with the independent accountants that firm's independence.

    The Audit Committee has also received confirmations from management with respect to non-audit consulting services and has considered whether the provision of these services by the independent accountants to the Company is compatible with maintaining the independence of the accountants.

    Based upon the reports by, and discussions with, management and the independent accountants and the Audit Committee's review of the representations of management and the Report of the Independent Accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2001, to be filed with the Commission.

AUDIT FEES
    PricewaterhouseCoopers LLP has billed the Company $189,000 in aggregate fees for professional services in fiscal 2001 in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

OTHER FEES
    PricewaterhouseCoopers LLP has billed the Company $7,500 in aggregate fees for professional services in fiscal 2001 other than services in connection with the audit of the Company's annual financial statements and the reviews of the financial statements contained in the Company's quarterly reports on Form 10-Q.

    The Audit Committee considered the compatibility of the non-audit services performed by and fees paid to PricewaterhouseCoopers LLP for fiscal 2001 and determined that such services and fees were compatible with the independence of the auditors.

                                       Respectfully Submitted
                                       Audit Committee

                                        By: Melvin L. Keating, Chair
                                            Sumner Kaufman
                                            Edward H. Pendergast

                                PROPOSAL NO. 2
                  APPROVAL OF THE 2002 STOCK INCENTIVE PLAN

BACKGROUND
    Over time, the Company has adopted stock incentive plans for key employees. A description of the plans in effect during the last fiscal year is included elsewhere in this proxy statement. After examining overall key employee compensation, considering the Company's interest in motivation and retention of employees, and considering that existing stock incentive plans had little capacity for additional awards of options, the Board of Directors concluded that it was in the best interests of the Company to make an additional 300,000 shares of Class B Common Stock, $1.00 par value, available for the grant of options and/or restrictive stock awards. On February 3, 2002, the Board of Directors adopted the 2002 Stock Incentive Plan (attached as Exhibit A) and granted to several key employees options to purchase an aggregate of 184,300 shares of Class B Common Stock, contingent upon shareholder approval of 2002 Stock Incentive Plan. If shareholder approval of the 2002 Stock Incentive Plan is not obtained within twelve (12) months from February 3, 2002, the date of the Board's adoption of the plan, no options previously granted under this plan shall be deemed to be incentive stock options, and no incentive stock options shall be granted thereafter. The Company's Board of Directors now seeks stockholder approval of this plan.

SUMMARY DESCRIPTION OF PLAN
    Unless otherwise determined by the Board of Directors, the proposed 2002 Stock Incentive Plan must be administered by a plan committee (the "Committee") consisting of not less than two persons, each of whom must qualify as an "outside director" and a "non-employee director." For purposes of this plan, an "outside director" is a director who (a) is not an employee of the Company or any affiliated group, (b) is not a former employee of the Company or any affiliated group who is receiving compensation for prior services during the taxable year of the Company or any affiliated group, (c) has not been an officer of the Company or any affiliated group and (d) does not receive remuneration from the Company or any affiliated group, either directly or indirectly, in any capacity other than as a director. For purposes of this plan, "non-employee directors" is a director who: (a) is not currently an officer of or otherwise currently employed by the Company or an affiliate, (b) does not receive compensation, either directly or indirectly, from the Company or an affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (c) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (d) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K. The current members of the Company's Compensation Committee, with one exception listed below, will serve as the committee administering the 2002 Stock Incentive Plan. Upon shareholder approval of the 2002 Stock Incentive Plan, Duane E. Wheeler will cease to be a member of the Compensation Committee and join the Audit Committee, and Sumner Kaufman will cease to be a member of the Audit Committee and join the Compensation Committee.

STOCK OPTIONS:
    The Committee selects the individuals who will receive options and determines the option exercise price and other terms of each option, subject to provisions of the plan. The Committee also has the power to reduce the exercise price, accelerate the vesting schedule and extend the expiration date of any option, subject to the provisions of the plan limiting such powers.

    The 2002 Stock Incentive Plan authorizes the grant of options to purchase Class B Common Stock intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, ("incentive options") and options that do not so qualify. Incentive options may be granted under the plan only to persons who are, on the effective date of grant, employees of the Company or an affiliate, including officers who are employees of the Company or its affiliates. Nonqualified options may be granted under the plan to employees and officers of the Company or its affiliates and to consultants and advisers to the Company or its affiliates, regardless of whether they are employees of the Company or any affiliate.

    The exercise price of incentive options granted under the 2002 Stock Incentive Plan must equal or exceed the fair market value of the Class B Common Stock on the date of grant. The exercise price of incentive options granted under the plan to a person who owns more than ten percent (10%) of the combined voting power of all classes of outstanding capital stock of the Company or any subsidiary or parent corporation (a "greater-than-ten-percent stockholder") must equal or exceed one hundred ten percent (110%) of the fair market value of the common stock on the date of the grant. The exercise price of nonqualified options granted under the plan may be above or below the fair market value of the Class B Common Stock.

    Each incentive option expires no later than ten (10) years after the date of grant, or in the case of an option granted to a greater-than-ten-percent stockholder, five (5) years from the date of grant. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law. No person may be granted options under the 2002 Stock Incentive Plan to purchase more than 75,000 shares of Class B Common Stock in any calendar year, including options that are subsequently forfeited, canceled or otherwise terminated (other than by exercise). For this purpose, if the exercise price of any option is subsequently reduced, the transaction is deemed a cancellation of the original option and the grant of a new option so that both transactions count toward the maximum shares issuable.

    Except as otherwise provided by the Committee with respect to non-statutory stock options, options are not transferable except by will or by the laws of descent and distribution, and during the optionee's lifetime are exercisable only by the optionee. The Committee will determine, in its discretion, how and when nonqualified options will terminate. Incentive stock options will terminate as follows:

    -- if the optionee is an employee of the Company or its affiliates at the time of his or her death, his or her incentive option may be exercised, to the extent exercisable at the date of death, until one (1) year (or such longer period as the Committee shall specify) from the participant's date of death or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. In such instances, the option may be exercised by the optionee's legal representative or legatee.

    -- if the optionee's employment with the Company or its affiliates terminates because of disability (as defined in the 2002 Stock Incentive
       Plan), his or her incentive option may be exercised, to the extent exercisable at the time of termination, for a period of one (1) year (or a longer period if the Committee so specifies) from the date of termination of employment, or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. The Committee has sole authority and discretion to determine whether the optionee's employment was terminated by reason of disability.

    -- if the optionee's employment with the Company and its affiliates terminates because of retirement in accordance with normal retirement policies, his or her incentive option is exercisable, to the extent exercisable at the time of termination, for a period of ninety (90) days (or a longer period if the Committee so specifies) from the date of the termination of the optionee's employment, or the expiration of the term of the option stated in his or her option agreement, whichever is earlier. The Committee has sole authority and discretion to determine whether the optionee's employment was terminated by reason of normal retirement.

    -- if the optionee's employment with the Company or its affiliates is terminated for cause (as defined in the 2002 Stock Incentive Plan), his or her incentive option will immediately terminate, unless the Committee, in its sole discretion, allows the optionee to exercise such option for a period of thirty (30) days from the termination date or the stated expiration date of the option, whichever is earlier.

    -- if the optionee's employment with the Company terminates for any reason other than those listed above, his or her incentive option may be exercised, to the extent it was exercisable at the time of termination, for a period of ninety (90) days (or a longer period if the Committee so specifies) from the date of termination of employment or until the stated expiration date of the option, whichever is earlier.

    The optionee may pay the purchase price for the shares subject to the option
(a) in cash, certified check, bank check or other instrument acceptable to the Committee, in an amount equal to the exercise price for such shares, (b) if permitted by the Committee, in shares of Class B Common Stock that are not subject to restrictions and that have been owned by the optionee for at least six (6) months having a fair market value equal to the exercise price for such shares, (c) by delivery of irrevocable instructions to a broker to deliver to the Company cash or a check payable to the Company for the purchase price, provided that the optionee and the broker enter into an indemnity agreement or other agreement that the Committee requires as a prerequisite to this method of payment, or (d) by any other means (including, without limitation, by delivery of a promissory note from the optionee payable on such terms as are specified by the Committee) that the Committee determines are consistent with the purposes of the 2002 Stock Incentive Plan and with applicable laws and regulations.

RESTRICTED AND UNRESTRICTED STOCK AWARDS:
    The Committee in its discretion selects the individuals who will receive Restricted Stock Awards and determines, at the time of grant, the restrictions and conditions to which the shares will be subject, including continued employment and/or achievement of pre-established performance goals and objectives. Subject to the provisions of the plan limiting such powers, the Committee has the power to accelerate vesting dates, to waive or amend any conditions of the award, and to grant stock free of any restrictions ("unrestricted stock").

    Restricted and unrestricted stock may be granted under the plan to employees and officers of the Company or its affiliates and to consultants and advisers to the Company or its affiliates. Restricted stock awards must be accepted within sixty (60) days (or a shorter date as the Committee may specify) by payment to the Company of the purchase price and by executing and delivering to the Company a written instrument evidencing the award. Upon acceptance of the award, the participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to conditions in the plan and conditions in the written instrument evidencing the award. Shares on which all restrictions have lapsed shall no longer be restricted stock and shall be deemed "vested."

    Shares of unrestricted stock are not transferable except by will or by the laws of descent and distribution. Except as specifically provided in the plan, Shares of restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered. If employment is terminated for any reason (including death, disability, normal retirement, and for cause), the Company, at the Committee's discretion, has the right to repurchase unvested shares of Restricted Stock or to require forfeiture of such shares if acquired at no cost. The Company has ninety (90) days from the date of termination to exercise the right of repurchase or forfeiture, unless otherwise specified in the written award.

    The 2002 Stock Incentive Plan terminates on the tenth anniversary of its effective date. According to the terms of the 2002 Stock Incentive Plan, the Board may terminate the plan at an earlier time for any reason. The Board may amend or discontinue the plan at any time; however, no amendment which will disqualify the plan from the Internal Revenue Code's incentive stock option requirements will be effective without the approval of the Company's stockholders. The regulations of the Securities and Exchange Commission and the American Stock Exchange, Inc. require stockholder approval of certain amendments to the plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
    The holder of a nonqualified option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of Class B Common Stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

    The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain if the shares were held for more than twelve (12) months. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income, and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than twelve (12) months.

    The excess of the fair market value of the underlying shares of Class B Common Stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

    Generally, subject to certain limitations, the Company may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (a) the exercise of a nonqualified option or (b) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

    The 2002 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under
Section 401(a) of the Internal Revenue Code.

OPTIONS GRANTED UNDER THE 2002 STOCK INCENTIVE PLAN
    The following table sets forth options that have been granted to the following persons or groups under the 2002 Stock Incentive Plan as of February 3, 2002: (a) each of the Company's Named Executive Officers, (b) the current executive officers as a group, (c) the employees who are not executive officers as a group. Because the grant of options is discretionary, the Company is unable to determine the dollar value and number of options that it will grant as a result of the proposed plan. If shareholder approval of the 2002 Stock Incentive Plan is not obtained within twelve (12) months from February 3, 2002, the date of the Board's adoption of the plan, no options previously granted under this plan shall be deemed to be Incentive Stock Options, and no Incentive Stock Options shall be granted thereafter.

                              OPTIONS GRANTED UNDER
                            2002 STOCK INCENTIVE PLAN
-----------------------------------------------------------------------------
                                                                     NUMBER
                                                                   OF SHARES
                                                                   UNDERLYING
                                                    EXERCISE        OPTIONS
                 NAME AND POSITION                  PRICE ($)       GRANTED
-----------------------------------------------------------------------------
Maurice J. Hamilburg,
President and Co-Chief Executive Officer ...........    $0.83        50,000
Joseph D. Hamilburg,
Chairman and Co-Chief Executive Officer ............    $0.83        30,000
Alan I. Eisenberg,
Vice President of Sales and Marketing ..............    $0.75        21,000
Sheldon S. Leppo,
Vice President of Research and Development .........    $0.75        17,000
Joseph J. Berns,
Vice President of Finance and Treasurer ............    $0.75         4,000
All Executive Officers as a Group ..................    $0.80       128,400
All Non-Executive Officer Employees as a Group .....    $0.75        55,900

                                PROPOSAL NO. 3
                       RATIFICATION OF THE APPOINTMENT OF
                     PRICEWATERHOUSECOOPERS LLP AS AUDITORS

    The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve PricewaterhouseCoopers LLP to audit the accounts of the Company for the year ending November 29, 2002. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of PricewaterhouseCoopers LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    PricewaterhouseCoopers LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he/she desires to do so and who will be available to respond to appropriate questions.

                                     GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 2003 Annual Meeting must be received by the Company, for its consideration, on or before November 22, 2002.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                                        PLYMOUTH RUBBER COMPANY, INC.
March 29, 2002

                                                                       EXHIBIT A

                          PLYMOUTH RUBBER COMPANY, INC.

                            2002 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

    The name of the plan is the Plymouth Rubber Company, Inc. 2002 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers and employees of, and other persons providing services to, Plymouth Rubber Company, Inc. (the "Company") and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

    The following terms shall be defined as set forth below:

    "Affiliate" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

    "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

    "Board" means the Board of Directors of the Company.

    "Cause" shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder's employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder's ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

    "Change of Control" shall have the meaning set forth in Section 13.

    "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "Committee" shall have the meaning set forth in Section 2.

    "Disability" means disability as set forth in Section 22(e)(3) of the Code.

    "Effective Date" means the date on which the Plan is approved by the Board of Directors as set forth in Section 15.

    "Eligible Person" shall have the meaning set forth in Section 4.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

    "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    "Non-Employee Director" means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

    "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

    "Normal Retirement" means retirement from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

    "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliated Group Member"), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliated Group Member's taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

    "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

    "Restricted Stock Award" means an Award granted pursuant to Section 6.

    "SEC" means the Securities and Exchange Commission or any successor authority.

    "Stock" means the Class B Common Stock, $1.00 par value per share, of the Company, subject to adjustments pursuant to Section 3.

    "Unrestricted Stock Award" means Awards granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

(a) Committee. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director nor a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

       (i) to select the persons to whom Awards may from time to time be granted;

      (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more participants;

     (iii) to determine the number of shares to be covered by any Award;

      (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

       (v) to accelerate the exercisability or vesting of all or any portion of any Award;

      (vi) to extend the period in which any outstanding Stock Option may be exercised; and

     (vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

    All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be three hundred thousand (300,000). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Limitation on Awards. In no event may any Plan participant be granted Awards with respect to more than seventy-five thousand (75,000) shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 15, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and
    (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 13.

(d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).

SECTION 4. ELIGIBILITY.

    Awards may be granted to officers and employees of, and consultants and advisers to, the Company or its Affiliates ("Eligible Persons").

SECTION 5. STOCK OPTIONS.

    The Committee may grant to Eligible Persons options to purchase stock.

    Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

    No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

    The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 11 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

       (i) In cash, by certified or bank check or other instrument acceptable to the Committee;

      (ii) If permitted by the Committee, in its discretion, in the form of shares of Stock that are not then subject to restrictions and that have been owned by the optionee for a period of at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

     (iii) If permitted by the Committee, in its discretion, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

      (iv) By any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

    The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g) Lockup Agreement. The Committee may in its discretion specify upon granting an Option that the optionee shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purpose of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 6. RESTRICTED STOCK AWARDS.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Shareholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 11, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. TERMINATION OF STOCK OPTIONS.

(a) Incentive Stock Options:

       (i) Termination by Death. If any participant's employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

      (ii) Termination by Reason of Disability or Normal Retirement.

             (A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one (1) year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

     (iii) Termination for Cause. If any participant's employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to thirty (30) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

      (iv) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(b) Non-Statutory Stock Options. Any Non-Statutory Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 9. TAX WITHHOLDING.

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant for a period of at least six months and with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of an Incentive Stock Option.

SECTION 10. TRANSFER AND LEAVE OF ABSENCE.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11. AMENDMENTS AND TERMINATION.

    The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

    This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 12. STATUS OF PLAN.

    With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13. CHANGE OF CONTROL PROVISIONS.

(a) Upon the occurrence of a Change of Control as defined in this Section 13:

       (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option or Restricted Stock Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

      (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option and Restricted Stock Award, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

     (iii) each outstanding Stock Option and Restricted Stock Award may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

(b) "Change of Control" shall mean the occurrence of any one of the following events:

       (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes, after the Effective Date of this Plan, a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

      (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

     (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 14. GENERAL PROVISIONS.

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

SECTION 15. EFFECTIVE DATE OF PLAN.
    This Plan shall become effective upon its adoption by the Company's Board of Directors and shall be submitted to the shareholders of the Company for approval within twelve months following the adoption of this Plan by the Board. If such shareholder approval is not obtained within twelve months after the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter.

SECTION 16. GOVERNING LAW.
    This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

                         PLYMOUTH RUBBER COMPANY, INC.

       CLASS A PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- APRIL 26, 2002

     The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Jane H. Guy and David M. Kozol and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 26, 2002 at 9:00 a.m. at the Conference Center, 2nd Floor, 53 State Street, Boston, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEMS 2 AND 3.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)     -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------

                                    \/ Please Detach and Mail in the Envelope Provided \/

      Please mark your
A [X] votes as in this
      example.

                  FOR  WITHHELD                                                                        FOR   AGAINST   ABSTAIN
1. Election of    [ ]    [ ]    TO SERVE FOR A TERM OF    2. Approval of 2002 Stock Incentive Plan     [ ]     [ ]       [ ]
   Directors:                   THREE (3) YEARS:
                                NOMINEES:                 3. Ratification of the selection of
FOR all nominees listed at          Jane H. Guy              PricewaterhouseCoppers LLP as the         [ ]     [ ]       [ ]
right, except vote withheld         Melvin L. Keating        Company's auditors for the fiscal year
from the following nominees         James M. Oates           ending November 30, 2002.
(if any).
                                                          4. The transaction of such other business as may properly be brought
---------------------------                                  before the meeting or any adjournment thereof.

                                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

                                                          PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE
                                                          PROMPTLY.

Signature: ___________________________  Date __________________  Signature: ______________________________ Date __________________
NOTE: Please sign exactly as your name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing giving full title as such. If signer is a corporation, execute in full Corporate name by authorized officer. If more persons, all should sign.